UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 17, 2023

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

To the extent required by Item 1.01 of Form 8-K, the disclosure in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported on Form 8-K filed with the Securities and Exchange Commission on July 14, 2023, VerifyMe, Inc. (“we,” “our,” “us,” or the “Company”) and Keith Goldstein agreed that Mr. Goldstein would resign as President and Chief Operating Officer, and the Company and Margaret Gezerlis agreed that Ms. Gezerlis would step down as Executive Vice President and Chief Financial Officer and continue in a strategic consulting role with the Company, each effective July 31, 2023.

Keith Goldstein Separation Agreement

On July 17, 2023, the Company and Mr. Goldstein entered into a Separation Agreement and Release of all Claims (the “Goldstein Agreement”) whereby Mr. Goldstein voluntarily elected to resign as President and Chief Operating Officer and from any position held with the Company’s subsidiaries, including PeriShip Global, LLC (“PeriShip Global”) and Trust Codes Global Limited (“Trust Codes”), effective July 31, 2023 (the “Separation Date”). Pursuant to the Goldstein Agreement, the Company agreed to pay Mr. Goldstein his salary through the Separation Date and to continue to pay his base salary for six months from the Separation Date, which is through January 31, 2024. The Company also agreed to continue to provide health care benefits to Mr. Goldstein through January 31, 2024. In addition, the Company agreed to award Mr. Goldstein 80,796 restricted stock units on July 31, 2023, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to the terms of the Company’s 2020 Equity Incentive Plan (the “Plan”). These restricted stock units, except as otherwise provided in the award agreement, will vest within three years in equal tranches provided the Company’s stock price exceeds $2.75 and $3.75 per share for twenty consecutive trading days. In connection with the grant of the restricted stock units Mr. Goldstein will forfeit his outstanding award of restricted stock units granted pursuant to a Restricted Stock Unit Award Agreement dated February 16, 2022.

Mr. Goldstein has seven days to revoke his entry into the Goldstein Agreement. Pursuant to the Goldstein Agreement, Mr. Goldstein’s employment agreement entered into as of February 15, 2022, will terminate on July 31, 2023, with certain covenants in the employment agreement relating to the ownership of intellectual property, confidential information, non-solicitation and non-competition surviving its termination. The Agreement also includes customary representations, warranties for agreements of its type.

The foregoing description of the Goldstein Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Goldstein Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Margaret Gezerlis Separation Agreement

On July 17, 2023, the Company and Ms. Gezerlis entered into a Separation Agreement and Release of all Claims (the “Gezerlis Agreement”) whereby Ms. Gezerlis voluntarily elected to step down as Executive Vice President and Chief Financial Officer and from any position held with the Company’s subsidiaries, including PeriShip Global, and Trust Codes, effective July 31, 2023 (the “Separation Date”). Pursuant to the Gezerlis Agreement, the Company Agreed to pay Ms. Gezerlis her salary through the Separation Date and to continue to pay her base salary for six months from the Separation Date, which is through January 31, 2024. In addition, the Company agreed to awarded Ms. Gezerlis 42,612 restricted stock units on July 31, 2023, each such unit representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share (“Common Stock”), subject to the terms of the Company’s 2020 Equity Incentive Plan (the “Plan”). These restricted stock units, except as otherwise provided in the award agreement, will vest within three years in equal tranches provided the Company’s stock price exceeds $2.75 and $3.75 per share for twenty consecutive trading days. In connection with the grant of the restricted stock units Ms. Gezerlis will forfeit her outstanding award of restricted stock units granted pursuant to a Restricted Stock Unit Award Agreement dated February 16, 2022.

Ms. Gezerlis has seven days to revoke her entry into the Gezerlis Agreement. Pursuant to the Gezerlis Agreement, Ms. Gezerlis’ employment agreement entered into as of February 15, 2022, will terminate on July 31, 2023, with certain covenants in the employment agreement relating to the ownership of intellectual property, confidential information, non-solicitation and non-competition surviving its termination. The Agreement also includes customary representations, warranties for agreements of its type.

The foregoing description of the Gezerlis Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Gezerlis Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Grant of Restricted Stock Units

On July 20, 2023, the Compensation Committee of the Board granted Margaret Gezerlis, the Company’s Chief Financial Officer, a restricted stock award of 20,000 shares (the “RSA”), which shall vest on July 31, 2023 subject to Ms. Gezerlis not revoking her entry into the Gezerlis Agreement.

Also on July 20, 2023, the Compensation Committee of the Board granted Curt Kole, Executive Vice President Precision Logistics, performance-based restricted stock units (“PSUs”) pursuant to the Company’s 2020 Equity Incentive Plan (the “Plan”), with the number of shares of the Company’s common stock underlying the PSUs to equal 120,000 shares, pursuant to the Company’s form performance-based Restricted Stock Unit Award Agreement and subject to all of the terms and conditions set forth in the Plan, to vest pursuant to the following schedule:

•	35,000 shares will vest after continued employment on or after June 18, 2024 if the price of the Company’s common stock increases to $2.21 per share and trades at or above that price for 20 consecutive trading days prior to June 18, 2027;

•	40,000 shares will vest after continued employment on or after June 18, 2025 if the price of the Company’s common stock increases to $2.94 per share and trades at or above that price for 20 consecutive trading days prior to June 18, 2027; and

•	45,000 shares will vest after continued employment on June 18, 2027 if the price of the Company’s common stock increases to $3.68 per share and trades at or above that price for 20 consecutive trading days prior to June 18, 2027.

The description of Ms. Gezerlis’ RSA is not complete and is qualified in its entirety by reference to the Form of Restricted Stock Award (Employees) pursuant to the 2020 Equity Incentive Plan incorporated herein by reference from Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021. The description of Mr. Kole’s PSUs is not complete and is qualified in its entirety by reference to the Form of Restricted Stock Unit Award Agreement (Employees) pursuant to the 2020 Equity Incentive Plan incorporated herein by reference from Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021.

Item 9.01	Financial Statement and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.1	Separation Agreement and Release of all Claims between the Company and Keith Goldstein dated July 17, 2023
10.2	Restricted Stock Unit Award Agreement between the Company and Keith Goldstein effective July 31, 2023
10.3	Separation Agreement and Release of all Claims between the Company and Margaret Gezerlis dated July 17, 2023
10.4	Restricted Stock Unit Award Agreement between the Company and Margaret Gezerlis effective July 31, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: July 21, 2023	By:	/s/ Adam Stedham
Adam Stedham Chief Executive Officer and President